SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

Form 8-K

Current Report

PURSUANT TO SECTION 13 OR 15(d) OF
THE SECURITIES EXCHANGE ACT OF 1934

Date of Report (date of earliest event reported):     April 30, 2004

DIEBOLD, INCORPORATED

(Exact name of registrant as specified in its charter)

Ohio	1-4879	34-0183970

(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification Number)

5995 Mayfair Road, P.O. Box 3077, North Canton, Ohio		44720-8077

(Address of principal executive offices)		(Zip Code)

Registrant’s telephone number, including area code:     (330) 490-4000

ITEM 9. Regulation FD Disclosure
EXHIBIT INDEX
SIGNATURES
Exhibit 99.1 Press Release

ITEM 9. Regulation FD Disclosure

     On April 30, 2004 Diebold, Incorporated issued a press release entitled “Diebold Election Systems Moving Forward After California Secretary of State Action”. A copy of this press release is attached hereto as Exhibit 99.1 and is incorporated herein by reference.

     The information in this report shall not be deemed “filed” for the purposes of Section 18 of the Securities Exchange Act of 1934, as amended, or otherwise subject to the liabilities of that section and shall not be incorporated by reference into any registration statement or other document pursuant to the Securities Act of 1933, as amended.

EXHIBIT INDEX

Exhibit No.	Description
99.1	Press Release of Diebold, Incorporated dated April 30, 2004

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

DIEBOLD, INCORPORATED

Date: May 3, 2004	By:	/s/Kevin J. Krakora

Kevin J. Krakora Vice President and Corporate Controller (Principal Accounting Officer)

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